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                                                                    EXHIBIT 10.1

                                                                      [AMI LOGO]

                             AMI SEMICONDUCTOR, INC.
                        KEY MANAGER INCENTIVE PLAN (KMIP)
                                      2005

- KEY MANAGER INCENTIVE PLAN (KMIP) - KMIP is designed to reward senior management and senior technical leaders who are responsible for and drive the achievement of company objectives. A KMIP incentive is computed as a pre-determined percentage of base salary, and is determined by the financial performance of the company. Additionally, a KMIP incentive can be affected by an Individual Performance Factor. The company must first meet the financial targets in order to fund the incentive. The Individual Performance Factor is a function of individual performance, impact on company results and perceived future contributions to the company. The Company financial performance metric for KMIP is Operating Income.

- KMIP AND INSIDER TRADING POLICY - Please note that each participant in the Key Manager Incentive Plan is considered a "Restricted Individual", and is subject to trading windows and blackout periods, as per the AMIS Holdings, Inc., Corporate Policy and Procedure on Insider Trading (see posting found on INsite at http://insite.amis.com/insider_trading/english.shtml).

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                                Table of Contents

1.0 PURPOSE....................................................................   3

2.0 TERM.......................................................................   3

3.0 PLAN ADMINISTRATION........................................................   3

4.0 MISCELLANEOUS..............................................................   3

5.0 ELIGIBILITY................................................................   4

6.0 TARGET INCENTIVES..........................................................   4

7.0 INCENTIVE DETERMINATION....................................................   5

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1.0   PURPOSE

      The purpose of the AMI Semiconductor, Inc. Key Manager Incentive Plan ("Plan") is to reward senior management and senior technical leaders (AMI Semiconductor and its subsidiaries) for the achievement of company objectives.

2.0   TERM

      The term of the Plan is 12 months, commencing on January 1, 2005 and ending December 31, 2005.

3.0   PLAN ADMINISTRATION

      The Board of Directors of the Company approves the Company's annual Operating Plan including targets for Operating Income. The Compensation Committee of the Company's Board reviews and approves the specific Operating Income targets for KMIP Payouts. Additionally the Compensation Committee reviews and recommends KMIP Incentive Targets, reviews plan results and recommends payouts and Individual Performance Factors for the CEO and CFO for approval by the Company's board of directors. The Compensation Committee also reviews and approves KMIP Incentive Targets, payouts and Individual Performance Factors for other Executive Managers. For non-executive management participants, the Plan will be administered by a Plan Committee consisting of the Senior Vice President of Human Resources, Chief Financial Officer and Chief Executive Officer ("Plan Committee"). The Plan Committee will have responsibility to review and approve the eligibility and target incentive amounts for non-Executive Managers. The Individual Performance Factor for non-Executive Managers is determined by the employee's executive management and the CEO.

4.0   MISCELLANEOUS

      A. This plan provides guidelines only and is not established to grant to any participant any contractual rights. AMI Semiconductor, Inc. ("AMIS") reserves the absolute right to change this Plan, with or without notice, at any time.

      B. Nothing in this Plan shall be construed to create or to imply the creation of a term contract between AMIS and any participant nor a guarantee of employment for any specific period of time.

      C. AMIS reserves the unilateral right to terminate participation in the Plan of any individual(s) at any time, with or without cause and with or without prior written notice.

      D. All incentive payments under the Plan are subject to the total discretion of AMIS, and, prior to distribution pursuant to the provisions of the Plan, incentive payments may be reduced or eliminated entirely if business considerations of AMIS so require.

      E. Each participant in the Key Manager Incentive Plan is considered a "Restricted Individual", and is subject to trading windows and blackout periods, as per the AMIS Holdings, Inc., Corporate Policy and Procedure on Insider Trading (see posting found on INsite at http://insite.amis.com/insider_trading/english.shtml).

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5.0   ELIGIBILITY

      To be eligible for the KMIP, the following requirements must be met:

         - To receive any payment pursuant to the Plan, the employee must be employed by AMIS throughout the period of time during which the performance criteria set forth in the Plan are measured, and also must be employed by AMIS up to and including the date on which any such payment pursuant to the Plan is made.

         - Participants who receive a performance rating for the plan year of development required (DR) are typically ineligible for payout.

         - Resignation by a plan participant from AMIS automatically disqualifies the participant from the Plan.

         - Participation in the Plan in no way affects or restricts AMIS's unqualified right at any time to make any organizational changes that it may deem appropriate (including, but not limited to, position reassignment).

         -  Other issues of eligibility will be determined by the Plan
            Committee.

6.0   TARGET INCENTIVES

      A. At the start of the Plan term, a target incentive percentage will be set for each participant, based upon level in the organization and approved as described in section 3.0. Each participant's specific incentive target will be communicated in an individual KMIP notice letter.

      B. Target incentives for all participants will be expressed as a percentage of annual base salary as of December 31 of that plan year.

      C. For purposes of the Plan, "base salary" will be defined as:

         -  Belgium employees will be gross monthly salary x 13.92.

         - France, Italy, and Philippines employees will be gross monthly salary x 13

         -  Czech Republic employees will be gross monthly salary x 12.5

         -  US, Canada, UK, and Germany employees will be gross monthly salary x
            12

         - The base salary excludes any incentive payments under the Plan or any of the AMIS's other incentive compensation programs, sales incentive programs, differentials, or other payments in addition to base salary. The formula for calculating KMIP is included below:

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           MATHEMATICAL REPRESENTATION OF FORMULA FOR CALCULATING KMIP

                         KMIP INCENTIVE = S x I x P x F

            Where S = Base Salary as of December 31, 2005 I = Pre-determined Incentive Percentage P = Individual Performance Factor
                                F = Company Performance Factor

      D. For net guaranteed salaried in Belgium, target incentives will be expressed as a percentage of 70% of the annual net guaranteed salary. For purposes of the plan, annual net guaranteed salary will be the net monthly salary of December 31, 2005 x 13.92. The net monthly salary excludes any incentive payments under the plan or any of the AMIS's other incentive compensation programs, sales incentive programs, differentials or other payments in addition to base salary.

      E. Employees hired into an eligible position during the Plan term will have their target incentive set based upon their level in the organization. Since the target incentive percentage applies to base salary paid during the Plan term, the incentive will be automatically pro-rated from the month they are eligible to participate. An employee hired into an eligible position must start on or before September 30th of the fiscal year to be eligible for the incentive, unless otherwise approved by the Committee or as part of an approved Executive Offer.

      F. Employees newly promoted into an eligible position during the Plan term will have their target incentive set based upon their level in the organization, similar to a new hire in Part E above. If the promotion occurs during the focal review period, they will be eligible for the full 12-month KMIP incentive. If the promotion occurs at any other time during the Plan term, the incentive will be pro-rated from the month they are eligible to participate. An employee promoted into an eligible position must be promoted on or before September 30th of the fiscal year to be eligible for any KMIP incentive.

      G. Employees who are promoted into a higher pay grade while already participating in the KMIP will have their annual target incentive set based upon their post-promotion level in the organization if promoted on or before September 30th of the fiscal year. Employees who are promoted into a higher pay grade while already participating in the KMIP will have their annual target incentive remain at their pre-promotion level in the organization if promoted after September 30th of the fiscal year. Incentive payments will not be pro-rated over two different target incentives.

7.0   INCENTIVE DETERMINATION

   A. COMPANY PERFORMANCE FACTOR: The overall annual financial performance of the company will be measured by achievement of minimum and target Operating Income (OI) goals established and set forth in the company's Operating Plan for 2005 as approved by the Board. The company performance factor will be calculated as a percentage of OI achieved to specific OI goals approved.

   B. INDIVIDUAL PERFORMANCE FACTOR: The individual performance factor is discretionary. The Individual Performance Factor can range from 0.5 to 1.5 and represents two components. The first component is recognition for individual performance for the plan year. The second component supports retention of the

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      key employee for the coming plan year. Any bonus amount paid above 1.0 is subject to the payback provision described in section D.

   C. INCENTIVE CALCULATION: The actual incentive is calculated by multiplying the plan participant's year-end base salary by their pre-determined KMIP percentage, their individual performance factor, and the company performance factor. Participants who receive a performance rating for the plan year of "Development Required" (DR) are typically ineligible for any payout.

   D. BONUS REPAYMENT AGREEMENT: The portion of KMIP bonus resulting from a performance factor greater than 1.0 is subject to a pro-rated one-year "vesting schedule". While the retention component of the bonus is paid with the earned KMIP, the employee will be required to repay the unvested portion of the retention component of the bonus if voluntarily terminating employment with AMIS within one (1) year of the bonus payment, as per the KMIP Performance Factor Bonus Agreement (see Attachment A). The repayment agreement states that the repayment amount will be reduced by one/twelfth (1/12) for each full month of AMIS employment the employee completes after receiving the retention component of the KMIP bonus. All KMIP participants must sign the Performance Factor Bonus Agreement before receiving any KMIP payout greater than 1.0.

   E. If the company achieves the OI goals, incentive payments will be made in February or March 2006 as the audited financial statements of the Company are approved.

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ATTACHMENT A

                             AMI SEMICONDUCTOR, INC.
                     KMIP Performance Factor Bonus Agreement

WHEREAS AMI Semiconductor, Inc. (AMIS) has provided KMIP Bonus in excess of the earned level, "Performance Factor Bonus", to the undersigned employee of AMIS; and

WHEREAS the undersigned employee has accepted the Performance Factor Bonus of greater than 1.0 with the stated intention of remaining in the employment of AMIS for a period of at least one (1) year from the date the undersigned employee receives the Performance Factor Bonus;

NOW THEREFORE, it is agreed by and between AMIS and the undersigned employee as follows:

   1. In the event the undersigned employee chooses voluntarily to leave the employment of AMIS prior to expiration of one (1) year from the date the undersigned employee receives the additional Performance Factor Bonus, the undersigned employee shall, within ten (10) days of termination of employment at AMIS, reimburse to AMIS a pro rata amount of the total amount of the Performance Factor Bonus over a Performance Factor of 1.0 previously provided. The total amount due will be reduced by one/twelfth for each full month of employment the undersigned employee completes after receiving the bonus.

   2. In the event the undersigned employee fails or refuses to reimburse AMIS for the increased Performance Factor Bonus as provided herein, the employee agrees that AMIS may, if it so elects, withhold from any monies otherwise due the undersigned employee upon the termination of employment (including sums from undersigned employees final payment) such sum or portion thereof as is due and owing pursuant to this KMIP Performance Factor Bonus Agreement, and the undersigned employee agrees to hold AMIS harmless for such withholding.

   3. This Performance Factor Bonus Agreement is not to be construed as a contract of employment; AMIS does not agree hereby to employ the undersigned employee for any particular period of time.

AMI SEMICONDUCTOR, INC.                          EMPLOYEE

By:__________________________________            By:____________________________
         (Signature)                                     (Signature)

Print Name:__________________________            Print Name:____________________

Title:_______________________________            Date:__________________________

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